Exhibit 99.1

STEPHAN RÖSSNER, MD, PhD1; CRAIG A. PETERSON, MS2; BARBARA TROUPIN, MD, MBA2 1PROFESSOR EMERITUS IN HEALTH RELATED BEHAVIORAL SCIENCE, KAROLINSKA INSTITUTET, STOCKHOLM, SE; 2VIVUS INC. MOUNTAIN VIEW, CA, USA Cardiometabolic Risk Reduction is Directly Related to Magnitude of Weight Loss. A Study Using an Investigational Weight Loss Combination Phentermine/Topiramate CR

Disclosures Dr. Stephen Rössner has been a Vivus Inc. Advisory board member.

 PHEN/TPM CR is a fixed-dose combination under investigation for the treatment of weight loss1 PHEN (Phentermine hydrochloride) is a sympathomimetic amine, an anorectic agent, approved by the FDA at 37.5 mg/day as a short-term therapeutic adjunct to a weight loss regimen2 TPM (Topiramate) is approved by the FDA for treatment of epilepsy (200-400 mg/day) and migraine headache prophylaxis (100-200 mg/day), and has demonstrated weight loss and cardiometabolic benefits in clinical trials3-9 1. Gadde, K, et al. 2011,The Lancet, 377: 1341-1352. 2. Adipex-P [package insert]; 2005. 3.Topamax [package insert]; 2011 4. Bray GA et al. Obes Res. 2003. 11, 722-733 5. Wilding J, et al.Int J Obes. 2004. 28, 1399-1410 28; 1399-1410 6. Tonstad S, et al. Am J Cardiol. 2005.96 (2); 243-251. 7. Stenlöf K, et al. Diabetes Obes Metab. 2007. 9(3); 360–368 8. Toplak H et al. Int J Obes, 2006, 31; 138-146. 9. Rosenstock J et al., Diabetes Care. 2007 30:1480-1486 Phentermine/Topiramate Controlled-Release (PHEN/TPM CR)

Epidemiological data indicates that obesity is an independent risk factor for cardiovascular disease and is associated with increased mortality.1 Modest weight loss of 5%-10% can result in a marked reduction in obesity-related metabolic and cardiovascular risk factors.2 Analysis from a Phase 3 study (CONQUER) assessed effects of magnitude of weight loss (WL) categories on cardiometabolic risk factors in this study population (overweight/obese subjects with >2 weight-related comorbidities) treated with controlled-release phentermine/topiramate (PHEN/TPM CR).3 Logue J, et al. Heart. 2011;97(7):564-568. 2. Goldstein DJ. Int. J Obes. 1992;16:397-415. 3. Gadde K, et al. Lancet. 2011;377:1341-1352. Introduction 1.

A 56-week randomized, double-blind, placebo-controlled study.1 Subjects were <70 years old with a body mass index (BMI) >27 kg/m2 and <45 kg/m2 with >2 of the following: Elevated blood pressure (140-160 mmHg systolic/90-100 mmHg diastolic) or controlled blood pressure (<140/90) using >2 anti-hypertensive medications Elevated triglycerides (TG>2.28 mmol/L) or controlled TG using >2 lipid-lowering medications Elevated fasting glucose (>6.10 mmol/L), elevated post-prandial glucose (>7.77 mmol/L), or diabetes (drug naïve or treated with metformin only) Waist circumference >102 cm for men or >88 cm for women 1. Gadde K, et al. Lancet. 2011;377:1341-1352. Obesity Study Design

Titration (4 weeks) Treatment (52 weeks) CONQUER1 PHEN/TPM CR 15/92 (n=995) Placebo (n=994) 0 2 4 12 8 16 20 24 32 28 36 40 44 48 56 52 Screening (2 weeks) PHEN/TPM CR 7.5/46 (n=498) Lifestyle modification program (LEARN) used in this Phase 3 study Obesity Study Design 1. Gadde K, et al. Lancet. 2011;377:1341-1352.

Least squares (LS) mean percent WL in the ITT-LOCF population Percentage of subjects achieving >5% to <10% WL, >10% to <15% WL, and >15% WL by treatment Changes in cardiometabolic parameters categorized by magnitude of weight loss (>5% to <10% WL, >10% to <15% WL, and >15% WL) regardless of treatment Systolic blood pressure (mmHg) Diastolic blood pressure (mmHg) Triglycerides (mmol/L) High-density lipoprotein cholesterol (HDL-C; mmol/L) HbA1C (%) Fasting glucose (mmol/L) Assessments at Week 56

Subjects had a baseline weight of 103 kg and a BMI of 36.6 kg/m2 At 56 weeks, LS mean percent WL was significantly greater for both doses of PHEN/TPM CR vs placebo (P<0.0001) LS Mean Percent Weight Loss Placebo PHEN/TPM CR 7.5/46 PHEN/TPM CR 15/92 * P<0.0001 vs placebo Percent Weight Loss at Week 56 ITT-LOCF Percent Weight Loss from Baseline to Week 56

Percentage of Subjects Weight-loss categories Categorical Weight Loss by Treatment at Week 56 <5% >5-<10% >10-15% >15% Randomization was in a 2:1:2 ratio, while only half as many subjects were randomized to PHEN/TPM CR 7.5/46, a greater number of subjects in PHEN/TPM CR 7.5/46 achieved >5% weight loss 0 20 40 60 80 100 120 PHEN/TPM CR 15/92 PHEN/TPM CR 7.5/46 Placebo

LS Mean Change from Baseline to Week 56 Baseline Mean >5% to <10% WL >10% to <15% WL >15% WL Waist circumference (cm) 113.5 -7.9 -12.0* -18.2* Systolic blood pressure (mm Hg) 128.4 -4.8 -7.4† -9.4* Diastolic blood pressure (mm Hg) 80.6 -3.8 -5.0† -5.6† Triglycerides (mmol/L) 1.86 -0.2 -0.5* -0.7* HDL-C (mmol/L) 1.26 0.03 0.09* 0.17* HbA1c (%) 5.8 0.0 -0.1† -0.3* Fasting glucose (mmol/L) 5.8 -0.2 -0.4† -0.6* Subjects achieving >10% to <15% WL or >15% WL had significantly greater improvements in multiple cardiometabolic parameters than subjects achieving >5% to <10% WL Mean Change in Cardiometabolic Parameters At Week 56 By Magnitude Of Weight Loss *P<0.0001 vs >5% to <10% WL; †P<0.05 vs >5% to <10% WL

Most Common Adverse Events AE (%) Placebo (n=993) PHEN/TPM CR 7.5/46 (n=498) PHEN/TPM CR 15/92 (n=994) Dry mouth 2 13 21 Paresthesia 2 14 21 Constipation 6 15 17 Upper respiratory tract infection 13 12 13 Nasopharyngitis 9 11 10 Dysgeusia 1 7 10 Insomnia 5 6 10 Headache 9 7 10 Safety population (n = 2485)

 More subjects treated with PHEN/TPM CR compared to placebo achieved >5% to <10%, or >15% categorical WL Both doses of PHEN/TPM CR resulted in greater WL than placebo Greater improvements in multiple obesity-related cardiometabolic risk factors occurred with increasing WL, which was more common in patients treated with PHEN/TPM CR Conclusions

Patients, investigators, and study staff Medpace, study CRO VIVUS European Advisory Board Members, for their input and interpretations Slide development assistance P. Hughes, B. Troupin (Vivus Inc.) Acknowledgments